                                                                    EXHIBIT 10.3



                               LAI WORLDWIDE, INC.
                         PROFIT SHARING AND SAVINGS PLAN

                    AMENDED EFFECTIVE AS OF DECEMBER 31, 1998

                               LAI WORLDWIDE, INC.
                         PROFIT SHARING AND SAVINGS PLAN

                    AMENDED EFFECTIVE AS OF DECEMBER 31, 1998


                                                                                      PAGE
ARTICLE             TITLE                                                            NUMBER

ARTICLE I           Definitions......................................................  1

ARTICLE II          Name of the Plan.................................................  9

ARTICLE III         Purpose of the Plan and the Trust................................  9

ARTICLE IV          Plan Administrator............................................... 10

ARTICLE V           Eligibility and Participation.................................... 12

ARTICLE VI          Contributions to the Trust....................................... 13

ARTICLE VII         Participants' Accounts and Allocation
                      of Contributions............................................... 22

ARTICLE VIII        Benefits Under the Plan.......................................... 28

ARTICLE IX          Form and Payment of Benefits..................................... 32

ARTICLE X           Designated Investments........................................... 34

ARTICLE XI          In-Service Withdrawals........................................... 35

ARTICLE XII         Loans to Participants............................................ 37

ARTICLE XIII        Trust Fund....................................................... 39

ARTICLE XIV         Expenses of Administration of the
                      Plan and the Trust Fund........................................ 39

ARTICLE XV          Amendment and Termination........................................ 40

ARTICLE XVI         Miscellaneous.................................................... 42

                               LAI WORLDWIDE, INC.
                         PROFIT SHARING AND SAVINGS PLAN

                    AMENDED EFFECTIVE AS OF DECEMBER 31, 1998


                                    ARTICLE I

                                   DEFINITIONS

         (a) "ACCOUNT" or "ACCOUNTS" shall mean a Participant's Employer Contribution Account, Elective Contribution Account, Matching Contribution Account, Non-Elective Contribution Account, Rollover Contribution Account, Voluntary Contribution Account and/or such other accounts as may be established by the Plan Administrator.

         (b) "ACTUAL CONTRIBUTION PERCENTAGE" shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Contribution Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

         (c) "ACTUAL CONTRIBUTION RATIO" shall mean the ratio of the amount of matching and voluntary contributions (including elective and/or qualified non-elective contributions, if any, treated as matching contributions in accordance with Treasury Regulation Section 1.401(m)-1(b)(5)) made on behalf of a Participant for a Plan Year to the Participant's Compensation for the Plan Year.

         (d) "ACTUAL DEFERRAL PERCENTAGE" shall mean, with respect to a group of Participants for the Plan Year, the average of the Actual Deferral Ratios (calculated separately for each member of the group) of each Participant who is a member of such group.

         (e) "ACTUAL DEFERRAL RATIO" shall mean the ratio of the amount of elective contributions (including matching and non-elective contributions, if any, treated as elective contributions, and including elective contributions by Highly Compensated Employees in excess of the limitation set forth in paragraph
(a)(1)(A) of Article VI to the extent required by Treasury Regulation Section 1.402(g)- 1(e)(1)(ii)) made on behalf of a Participant for a Plan Year to the Participant's Compensation for the Plan Year.

         (f) "ADMINISTRATOR" shall mean the Plan Administrator.

         (g) "AFFILIATE" shall mean, with respect to an Employer, any corporation other than such Employer that is a member of a controlled group of corporations, within the meaning of Section 414(b) of the Code, of which such Employer is a member; all other trades or businesses (whether or not incorporated) under common control, within the meaning of Section 414(c) of the Code, with such Employer; any service organization other than such Employer that is a member of an affiliated service group, within the meaning of Section 414(m) of the Code, of which such Employer is a member; and any other organization that is required to be aggregated with such Employer under Section 414(o) of the Code. For purposes of determining the limitations on Annual Additions, the special rules of Section 415(h) of the Code shall apply.

         (h) "AGREEMENT AND DECLARATION OF TRUST" shall mean the agreement providing for the Trust Fund, as it may be amended from time to time.

         (i) "ANNUAL ADDITIONS" shall mean the sum of:

               (1) the amount of Employer contributions allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate;

               (2) the amount of the Employee's contributions (other than rollover contributions, if any) to any contributory defined contribution plan maintained by an Employer or an Affiliate;

               (3) any forfeitures allocated to the Participant under any defined contribution plan maintained by an Employer or an Affiliate; and

               (4) if the Participant is a Key Employee, to the extent required by law, any contributions allocated to any individual account on behalf of such Participant under Section 401(h) or Section 419A(d) of the Code.

         (j) "BOARD OF DIRECTORS" and "BOARD" shall mean the board of directors of the Company.

         (k) "CODE" shall mean the Internal Revenue Code of 1986, as amended, or any successor statute. Reference to a specific section of the Code shall include a reference to any successor provision.

         (l) "COMPANY" shall mean LAI Worldwide, Inc. and its successors.

         (m) "COMPENSATION" shall mean, with respect to a Participant, the regular salaries and wages, overtime pay, bonuses and commissions paid by an Employer, but shall not include third party disability payments, stock options, relocation expense payments, benefits under this Plan, any amount contributed to any pension, employee welfare, life insurance or health insurance plan or arrangement, or any other tax-favored fringe benefits. No Compensation in excess of $150,000 (adjusted under such regulations as may be issued by the Secretary of the Treasury) shall be taken into account for any Employee; for these purposes, if any Employee is a Family Member of a Highly Compensated Employee who is (1) a 5% owner of an Employer or (2) one of the ten Highly Compensated Employees paid the greatest amount of Compensation during the Plan Year, then such Family Member shall not be considered as a separate Employee and any Compensation paid to such Family Member shall be treated as if it were paid to or on behalf of the related Highly Compensated Employee.

         (n) "DIRECT ROLLOVER" shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (o) "DISTRIBUTEE" shall mean



                                       2.

               (1) a Participant, or former Participant, who is entitled to benefits payable as a result of his retirement, disability or other severance of employment as provided in Article VIII;

               (2) a Participant's, or former Participant's, surviving spouse who is entitled to death benefits payable pursuant to paragraph (d) of
          Article VIII; and

               (3) a Participant's, or former Participant's, spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, entitled to benefits payable as provided by paragraph (b)(2) of Article XVI.

         (p) "EFFECTIVE DATE" of this Amendment shall mean August 1, 1998, except as may otherwise be noted herein.

         (q) "ELIGIBLE RETIREMENT PLAN" shall mean an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code that will accept a Distributee's Eligible Rollover Distribution; provided, however, that in the case of an Eligible Rollover Distribution to a Participant's, or former Participant's, surviving spouse who is entitled to death benefits payable pursuant to paragraph (d) of Article VIII, an Eligible Retirement Plan shall mean only an individual retirement account described in
Section 408(a) of the Code or an individual retirement annuity described in
Section 408(b) of the Code.

         (r) "ELIGIBLE ROLLOVER DISTRIBUTION" shall mean any distribution of all or any portion of the balance to the credit of a Distributee, other than:

               (1) any distribution made under the provisions of paragraph
          (b)(1)(A) of Article IX that is one of a series of substantially equal periodic payments made for a specified period of ten years or more;

               (2) any distribution to the extent that such distribution is required under Section 401(a)(9) of the Code; and

               (3) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

               Notwithstanding the preceding provisions of this subparagraph
               (D), an Eligible Rollover Distribution shall not include one or more distributions during a Plan Year if the aggregate amount distributed during the Plan Year is less than $200 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).

         (s) "ELECTIVE CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to contributions made under salary reduction arrangements pursuant to paragraph (a) of Article VI.


                                       3.

         (t) "EMPLOYEE" shall mean any person employed by an Employer or an Affiliate. The term "Employee" shall also include any individual required to be treated as an Employee by reason of Section 414(n) of the Code (but only for the purposes specified in such Section 414(n)).

         (u) "EMPLOYER" shall mean the Company, Lamalie Associates, Inc., LAI Ward Howell, Inc. and any subsidiary, related corporation, or other entity that adopts this Plan with the consent of the Company. (v) "EMPLOYER CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to Employer contributions made to this Plan pursuant to paragraph (c) of
Article VI.

         (w) "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, or any successor statute. References to a specific section of ERISA shall include references to any successor provisions.

         (x) "FAMILY MEMBER" of a Highly Compensated Employee shall mean such Employee's spouse, lineal descendant or ascendant, or the spouse of his lineal descendant or ascendant; provided, however, that for purposes of determining the $150,000 limit on a Highly Compensated Employee's Compensation for Plan Years beginning before January 1, 1997, the term "Family Member" shall include only the Employee's spouse and his lineal descendants who have not attained age 19 before the close of the Plan Year.

         (y) "HIGHLY COMPENSATED EMPLOYEE" shall mean any Employee who:

               (1) was a 5% owner of an Employer at any time during the Plan Year or the preceding Plan Year; or

               (2) for the preceding Plan Year,

                    (A) had Section 415 Compensation in excess of $80,000
               (adjusted under such regulations as may be issued by the Secretary of the Treasury), and

                    (B) if an Employer elects the application of this section
               (B) for such preceding Plan Year, was a member of the "top paid group." As used herein, "top paid group" shall mean all Employees who are in the top 20% of the Employer's work force on the basis of Section 415 Compensation paid during the year.

The term "Highly Compensated Employee" shall also mean any former Employee who separated from service (or was deemed to have separated from service) prior to the Plan Year, performs no service for an Employer during the Plan Year, and was an actively employed Highly Compensated Employee in the separation year or any Plan Year ending on or after the date the Employee attained age 55.

         (z) "HOUR OF SERVICE" shall mean

                    (1) (A) an hour for which an Employee is paid, or entitled to payment, for the performance of duties for an Employer or an Affiliate;


                                       4.

                        (B) an hour for which an Employee is paid, or entitled
               to payment, by an Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), lay-off, jury duty, military duty or leave of absence. Notwithstanding the preceding,

                            (i) no more than 501 Hours of Service shall be
                    credited under this section (B) to an Employee on account of any single continuous period during which the Employee performs no duties (whether or not such period occurs in a single Plan Year);

                            (ii) an hour for which an Employee is directly or
                    indirectly paid, or entitled to payment, on account of a period during which no duties are performed shall not be credited to the Employee if such payment is made or due under a plan maintained solely for the purpose of complying with applicable workmen's compensation, or unemployment compensation or disability insurance laws; and

                            (iii) an hour shall not be credited for a payment
                    which solely reimburses an Employee for medical or medically related expenses incurred by the Employee; and

                         (C) an hour for which back pay, irrespective of
               mitigation of damages, is either awarded or agreed to by an Employer or an Affiliate; provided, however, that the same Hour of Service shall not be credited both under section (A) or section (B), as the case may be, and under this section (C). Crediting of an Hour of Service for back pay awarded or agreed to with respect to periods described in section (B) shall be subject to the limitations set forth in that section.

          The definition set forth in this subparagraph (1) is subject to the special rules contained in Department of Labor Regulations Sections 2530.200b-2(b) and (c), and any regulations amending or superseding such Sections, which special rules are hereby incorporated in the definition of "Hour of Service" by this reference.

               (2) An Employee required to be credited with at least one Hour of Service during any calendar month under subparagraph (1) shall be credited with 190, and only 190, Hours of Service for such month.

               (3) (A) Notwithstanding the other provisions of this "Hour of Service" definition, in the case of an Employee who is absent from work for any period by reason of her pregnancy, by reason of the birth of a child of the Employee, by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee or for purposes of caring for such child for a reasonable period beginning immediately following such birth or placement, the Employee shall be treated as having those Hours of Service described in section (B).



                                       5.

                    (B) The Hours of Service to be credited to an Employee under the provisions of section (A) are the Hours of Service that otherwise would normally have been credited to such Employee but for the absence in question or, in any case in which the Plan is unable to determine such hours, eight Hours of Service per day of such absence; provided, however, that the total number of hours treated as Hours of Service under this subparagraph (3) by reason of any such pregnancy or placement shall not exceed 501 hours.

                    (C) The hours treated as Hours of Service under this
               subparagraph (3) shall be credited only in the Plan Year in which the absence from work begins, if the crediting is necessary to prevent a One Year Break in Service in such Plan Year or, in any other case, in the immediately following Plan Year.

                    (D) Credit shall be given for Hours of Service under this
               subparagraph (3) solely for purposes of determining whether a One Year Break in Service has occurred for participation or vesting purposes; credit shall not be given hereunder for any other purposes (including, without limitation, benefit accrual).

                    (E) Notwithstanding any other provision of this subparagraph
               (3), no credit shall be given under this subparagraph (3) unless the Employee in question furnishes to the Administrator such timely information as the Administrator may reasonably require to establish that the absence from work is for reasons referred to in section (A) and the number of days for which there was such an absence.

         (aa) "KEY EMPLOYEE" shall mean any Employee or former Employee (or any beneficiary of such Employee) who is at any time during the Plan Year (or was at any time during the four preceding Plan Years) (1) an officer of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) having an aggregate annual compensation from the Employer and its Affiliates in excess of 50% of the amount in effect under Section 415(b)(1)(A) of the Code for any such Plan Year,
(2) one of the ten Employees owning (or considered as owning) the largest interests in an Employer, owning more than a 1/2% interest in the Employer, and having an aggregate annual compensation from the Employer and its Affiliates of more than the limitation in effect under Section 415(c)(1)(A) of the Code for the calendar year that includes the last day of the Plan Year (if two Employees have equal interests in an Employer, the Employee having the greater annual compensation from the Employer shall be deemed to have a larger interest), (3) a 5% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) or (4) a 1% owner of an Employer (within the meaning of Section 416(i)(1)(B) of the Code) having an aggregate annual compensation from the Employer and its Affiliates of more than $150,000.

         (bb) "LEAVE OF ABSENCE" shall mean the time granted to an Employee for vacation, sick leave, temporary layoff or other purposes, all as authorized in accordance with uniform rules adopted by his Employer from time to time. Leave of Absence shall also include the time that an Employee serves in the armed forces of the United States of America during a period of national emergency or as a result of the operation of a compulsory military service law of the United States of America and during any period after his discharge from such armed forces in which his employment rights are guaranteed by law.


                                       6.

         (cc) "LIMITATION YEAR" shall mean the Plan Year.

         (dd) "MATCHING CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to contributions to this Plan on behalf of a Participant by an Employer pursuant to paragraph (b) of Article VI.

         (ee) "NON-ELECTIVE CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to Employer non-elective contributions pursuant to Article VI.

         (ff) "NON-KEY EMPLOYEE" shall mean, with respect to any Plan Year, an Employee or former Employee who is not a Key Employee (including any such Employee who formerly was a Key Employee).

         (gg) "NORMAL RETIREMENT DATE" shall mean the date on which a Participant attains the age of 65 years.

         (hh) "ONE YEAR BREAK IN SERVICE" shall mean a Plan Year in which an Employee has 500 or fewer Hours of Service, and it shall be deemed to occur on the last day of any such Plan Year.

         (ii) "PARTICIPANT" shall mean any eligible Employee of an Employer who has become a Participant under the Plan and shall include any former employee of an Employer who became a Participant under the Plan and who still has a balance in an Account under the Plan.

         (jj) "PLAN" shall mean the Profit Sharing and Savings Plan as herein set forth, as it may be amended from time to time.

         (kk) "PLAN ADMINISTRATOR" shall mean the Company.

         (ll) "PLAN YEAR" shall mean the 12-month period ending on the last day of February.

         (mm) "ROLLOVER CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to rollover contributions to this Plan made pursuant to paragraph (g) of Article VI.

         (nn) "SECTION 415 COMPENSATION" shall mean all compensation received by or made available to the Participant from all Employers and all Affiliates for personal services actually rendered, but does not include deferred compensation, stock options and other distributions that receive special tax benefit; provided, however, that beginning after December 31, 1997, the term "Section 415 Compensation" shall also include any amount that is contributed by an Employer at the election of the Employee and that is not includible in the gross income of the Employee under Sections 125, 401(k), 402(h), 403(b), or 457 of the Code.

         (oo) "TOP HEAVY PLAN" shall mean this Plan if the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) of the Key Employees and their beneficiaries for such Plan Year exceed 60% of the aggregate account balances (not including voluntary rollover contributions made by any Participant from an unrelated plan) for all Participants


                                       7.

and their beneficiaries. Such values shall be determined for any Plan Year as of the last day of the immediately preceding Plan Year. The account balances on any determination date shall include the aggregate distributions made with respect to Participants during the five-year period ending on the determination date. For the purposes of this definition, the aggregate account balances for any Plan Year shall include the account balances and accrued benefits of all retirement plans qualified under Section 401(a) of the Code with which this Plan is required to be aggregated to meet the requirements of Section 401(a)(4) or 410 of the Code (including terminated plans that would have been required to be aggregated with this Plan) and all plans of an Employer or an Affiliate in which a Key Employee participates; and such term may include (at the discretion of the Plan Administrator) any other retirement plan qualified under Section 401(a) of the Code that is maintained by an Employer or an Affiliate, provided the resulting aggregation group satisfies the requirements of Sections 401(a) and 410 of the Code. All calculations shall be on the basis of actuarial assumptions that are specified by the Plan Administrator and applied on a uniform basis to all plans in the applicable aggregation group. The account balance of any Participant shall not be taken into account if:

               (1) he is a Non-Key Employee for any Plan Year, but was a Key Employee for any prior Plan Year, or

               (2) he has not performed any service for an Employer during the five-year period ending on the determination date.

         (pp) "TRUST" shall mean the trust established by the Agreement and Declaration of Trust.

         (qq) "TRUSTEE" shall mean the individual, individuals or corporation designated as trustee under the Agreement and Declaration of Trust.

         (rr) "TRUST FUND" shall mean the trust fund established under the Agreement and Declaration of Trust from which the amounts of supplementary compensation provided for by the Plan are to be paid or are to be funded.

         (ss) "VALUATION DATE" shall mean each business day of each year or such other date as may be selected by the Plan Administrator.

         (tt) "VALUATION PERIOD" shall mean the period beginning with the first day after a Valuation Date and ending with the next Valuation Date.

         (uu) "VOLUNTARY CONTRIBUTION ACCOUNT" shall mean an account established pursuant to Article VII(b) with respect to voluntary after-tax contributions previously made to this Plan.

         (vv) (1) "YEAR OF SERVICE" shall mean a Plan Year during which an Employee completes 1,000 or more Hours of Service.

              (2) For purposes of Article VIII and paragraph (a)(5) of the Article entitled "Amendment and Termination," an Employee's "Years of Service" shall not include the following:



                                       8.

                    (A) any Year of Service during which the Company did not
               maintain this Plan or a predecessor plan;

                    (B) any Year of Service prior to a One Year Break in
               Service, but only prior to such time as the Participant has completed a Year of Service after such One Year Break in Service; and

                    (C) any Year of Service prior to a One Year Break in Service if the Participant had no vested interest in the balance of his Employer Contribution Account at the time of such One Year Break in Service and if the number of consecutive years in which a One Year Break in Service occurred equaled or exceeded the greater of five or the number of Years of Service completed by the Employee prior thereto (not including any Years of Service not required to be taken into consideration under the Plan as then in effect as a result of any prior One Year Break in Service); provided, however, that for these purposes, any One Year Break in Service resulting from a Leave of Absence shall not be counted but shall be disregarded.

               (3) For all purposes of this Plan, an Employee's "Years of Service" shall include his Years of Service (determined in accordance with the provisions of this Plan) for Chartwell Partners International, Inc., provided such Employee was: (A) hired by the Company on January 5, 1998; and (B) an employee of Chartwell Partners International, Inc. on January 2, 1998.

               (4) For all purposes of this Plan, an Employee's "Years of Service" shall include his Years of Service (determined in accordance with the provisions of this Plan) for Ward Howell International, Inc., provided such Employee was: (A) hired by the Company on February 27, 1998 and (B) an employee of Ward Howell International, Inc. on February 27, 1998.

                                   ARTICLE II

                                NAME OF THE PLAN

         A profit sharing and 401(k) plan is hereby continued in accordance with the terms hereof and shall be known as the "LAI WORLDWIDE, INC. PROFIT SHARING AND SAVINGS PLAN."



                                   ARTICLE III

                        PURPOSE OF THE PLAN AND THE TRUST

         (a) EXCLUSIVE BENEFIT. This Plan is created for the sole purpose of providing benefits to the Participants and enabling them to share in the growth of their Employer. Except as otherwise permitted by law, in no event shall any part of the principal or income of the Trust be paid to or


                                       9.

reinvested in any Employer or be used for or diverted to any purpose whatsoever other than for the exclusive benefit of the Participants and their beneficiaries.

         (b) RETURN OF CONTRIBUTIONS. Notwithstanding the provisions of paragraph (a), any contribution made by an Employer to this Plan by a mistake of fact may be returned to the Employer within one year after the payment of the contribution; and any contribution made by an Employer that is conditioned upon the deductibility of the contribution under Section 404 of the Code (each contribution shall be presumed to be so conditioned unless the Employer specifies otherwise) may be returned to the Employer if the deduction is disallowed and the contribution is returned (to the extent disallowed) within one year after the disallowance of the deduction.

         (c) PARTICIPANT'S RIGHTS. The establishment of this Plan shall not be considered as giving any Employee, or any other person, any legal or equitable right against any Employer, any Affiliate, the Plan Administrator, the Trustee or the principal or the income of the Trust, except to the extent otherwise provided by law. The establishment of this Plan shall not be considered as giving any Employee, or any other person, the right to be retained in the employ of any Employer or any Affiliate.

         (d) QUALIFIED PLAN. This Plan and the Trust, are intended to qualify under the Code as a tax-free employees' plan and trust, and the provisions of this Plan and the Trust should be interpreted accordingly.


                                   ARTICLE IV

                               PLAN ADMINISTRATOR

         (a) ADMINISTRATION OF THE PLAN. The Plan Administrator shall control and manage the operation and administration of the Plan, except with respect to investments. The Administrator shall have no duty with respect to the investments to be made of the funds in the Trust except as may be expressly assigned to it by the terms of the Agreement and Declaration of Trust.

         (b) POWERS AND DUTIES. The Administrator shall have complete control over the administration of the Plan herein embodied, with all powers necessary to enable it to carry out its duties in that respect. Not in limitation, but in amplification of the foregoing, the Administrator shall have the power and discretion to interpret or construe this Agreement and to determine all questions that may arise as to the status and rights of the Participants and others hereunder.

         (c) DIRECTION OF TRUSTEE. It shall be the duty of the Administrator to direct the Trustee with regard to the allocation and the distribution of the benefits to the Participants and others hereunder.

         (d) SUMMARY PLAN DESCRIPTION. The Administrator shall prepare or cause to be prepared a Summary Plan Description (if required by law) and such periodic and annual reports as are required by law.



                                       10.

         (e) DISCLOSURE. At least once each year, the Administrator shall furnish to each Participant a statement containing the value of his interest in the Trust Fund and such other information as may be required by law.

         (f) CONFLICT IN TERMS. The Administrator shall notify each Employee, in writing, as to the existence of the Plan and Trust and the basic provisions thereof. In the event of any conflict between the terms of this Plan and Trust as set forth in this Agreement and in the Agreement and Declaration of Trust and as set forth in any explanatory booklet or other description, this Agreement and the Agreement and Declaration of Trust shall control.

         (g) NONDISCRIMINATION. The Administrator shall not take any action or direct the Trustee to take any action whatsoever that would result in unfairly benefitting one Participant or group of Participants at the expense of another or in improperly discriminating between Participants similarly situated or in the application of different rules to substantially similar sets of facts.

         (h) RECORDS. The Administrator shall keep a complete record of all its proceedings as such Administrator and all data necessary for the administration of the Plan. All of the foregoing records and data shall be located at the principal office of the Administrator.

         (i) FINAL AUTHORITY. Except to the extent otherwise required by law, the decision of the Administrator in matters within its jurisdiction shall be final, binding and conclusive upon each Employer and each Employee, member and beneficiary and every other interested or concerned person or party.

         (j) CLAIMS.

               (1) Claims for benefits under the Plan may be made by a Participant or a beneficiary of a Participant on forms supplied by the Plan Administrator. Written notice of the disposition of a claim shall be furnished to the claimant by the Administrator within ninety (90) days after the application is filed with the Administrator, unless special circumstances require an extension of time for processing, in which event action shall be taken as soon as possible, but not later than one hundred eighty (180) days after the application is filed with the Administrator; and in the event that no action has been taken within such ninety (90) or one hundred eighty (180) day period, the claim shall be deemed to be denied for the purposes of subparagraph
          (2). In the event that the claim is denied, the denial shall be written in a manner calculated to be understood by the claimant and shall include the specific reasons for the denial, specific references to pertinent Plan provisions on which the denial is based, a description of the material information, if any, necessary for the claimant to perfect the claim, an explanation of why such material information is necessary and an explanation of the claim review procedure.

               (2) If a claim is denied (either in the form of a written denial or by the failure of the Plan Administrator, within the required time period, to notify the claimant of the action taken), a claimant or his duly authorized representative shall have sixty (60) days after the receipt of such denial to petition the Plan Administrator in writing for a full and fair review of the denial, during which time the claimant or his duly authorized representative shall have


                                       11.

          the right to review pertinent documents and to submit issues and comments in writing. The Plan Administrator shall promptly review the claim and shall make a decision not later than sixty (60) days after receipt of the request for review, unless special circumstances require an extension of time for processing, in which event a decision shall be rendered as soon as possible, but not later than one hundred twenty (120) days after the receipt of the request for review. If such an extension is required because of special circumstances, written notice of the extension shall be furnished to the claimant prior to the commencement of the extension. The decision of the review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, with specific references to the Plan provisions on which the decision is based.

         (k) APPOINTMENT OF ADVISORS. The Administrator may appoint such accountants, counsel (who may be counsel for an Employer), specialists and other persons that it deems necessary and desirable in connection with the administration of this Plan. The Administrator, by action of its Board of Directors, may designate one or more of its employees to perform the duties required of the Administrator hereunder.


                                    ARTICLE V

                          ELIGIBILITY AND PARTICIPATION

         (a) CURRENT PARTICIPANTS. Any Employee who was a Participant in this Plan on the Effective Date shall remain as a Participant in the Plan.

         (b) ELIGIBILITY AND PARTICIPATION. Effective as of February 1, 1998, any Employee of an Employer shall be eligible to become a Participant in the Plan upon becoming an Employee. Any such eligible Employee shall enter the Plan as a Participant on the day he becomes an Employee.

         (c) FORMER EMPLOYEES. An Employee who ceases to be a Participant and who subsequently reenters the employ of an Employer shall be eligible again to become a Participant and shall enter the Plan on the date of his reemployment.

         (d) RIGHT TO DECLINE PARTICIPATION. An Employee, with the approval of the Plan Administrator, may decline to participate in the Plan, but any request by an Employee for such approval shall be in writing.

         (e) CARVE OUT. Notwithstanding anything contained in this Plan to the contrary, the Employees of the Employer's Lake Geneva Office and members of the insurance practice shall be eligible to participate in this Plan only to the extent of making elective contributions to the Plan pursuant to paragraph (a) of
Article VI and rollover contributions pursuant to paragraph (g) of Article VI and for no other purposes.




                                       12.

                                   ARTICLE VI

                           CONTRIBUTIONS TO THE TRUST

         (a) PARTICIPANTS' ELECTIVE CONTRIBUTIONS.

               (1) AMOUNT CONTRIBUTED. The Employer shall contribute to the Trust, on behalf of each Participant, an elective contribution as specified in a written salary reduction agreement (if any) between the Participant and such Employer; provided, however, that such contribution for a Participant shall not exceed the lesser of:

                    (A) (i) $10,000 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury) with respect to any calendar year;

                        (ii) reduced, during the calendar year immediately
               following the year of a Participant's withdrawal pursuant to paragraph (a) of Article XI, by the amount of such Participant's elective contributions for the year of the withdrawal; or

                    (B) 15% of the Participant's Compensation for such Plan
               Year.

               (2) (A) REFUND OF EXCESS ELECTIVE CONTRIBUTIONS. If a Participant's elective contributions, together with any elective contributions by the Participant to any other plans of his Employer or an Affiliate intended to qualify under Sections 401(k) or 403(b) of the Code, exceed the limitation set forth in paragraph (a)(1)(A) of this Article VI for any calendar year, the Administrator, upon notification from the Participant or his Employer, shall refund to such Participant the portion of such excess that is attributable to elective contributions to the Plan, increased by the earnings thereon for such calendar year (and the subsequent period preceding the date of the refund) (such earnings shall be determined by the Plan Administrator, as of the last day of the calendar year preceding the date the refund is made, in a manner consistent with the provisions of paragraph (d)(1) of Article VII and Treasury Regulation Section 1.402(g)-1(e)(5)) and reduced by any excess elective contributions and earnings for the Plan Year beginning with or within the calendar year that have been previously distributed to the Participant in accordance with the provisions of paragraph (a)(7). Any such refund shall be made on or before April 15 immediately following the calendar year in which the excess elective contribution is made.

                    (B) If a Participant's elective contributions, together with any elective contributions by the Participant to any other plans intended to qualify under Sections 401(k), 403(b), 408(k) or 457 of the Code, exceed the limitation set forth in paragraph (a)(1)(A) of this Article VI for any calendar year (after the application of paragraph (a)(2)(A)), the Administrator may refund to such Participant, at the Participant's request, the portion of such excess that is attributable to elective contributions to the Plan, increased by the earnings thereon for such calendar year (and


                                      13.

          the subsequent period preceding the date of the refund) (determined as provided in paragraph (a)(2)(A)) and reduced by any excess elective contributions and earnings for the Plan Year beginning with or within the calendar year that have been previously distributed to the Participant in accordance with the provisions of paragraph (a)(7). Any such refund shall be made on or before April 15 immediately following the calendar year in which the excess elective contribution is made.

                    (C) Excess elective contributions and earnings shall be determined for purposes of paragraphs (a)(1)(A), (a)(2)(A) and
          (a)(2)(B) after taking into account any previous refunds to the Participant of excess elective contributions and earnings for the Plan Year ending with or within the calendar year made in accordance with the provisions of paragraph (a)(7).

          (3) SALARY REDUCTION AGREEMENT. Any salary reduction agreement shall be executed and in effect prior to the first day of the first pay period to which it applies. Any such agreement may be revised by the Participant, with the approval of the Administrator, at any time, for pay periods beginning on or after the date such revision is executed and made effective. Any salary reduction agreement relating to a cash bonus shall be executed and in effect prior to the date on which the bonus is declared.

          (3) REFUSAL OF DEFERRAL. The Administrator shall have the right to require any Participant to reduce his elective contributions under any such agreement, or to refuse deferral of all or part of the amount set forth in such agreement, if necessary to comply with the requirements of this Plan and the Code.

          (4) SUSPENSION OF PARTICIPANTS' ELECTIVE CONTRIBUTIONS. A Participant may suspend further elective contributions to the Plan at any time, provided the request for such suspension is received by the Plan Administrator prior to the first day of the first pay period to which such suspension applies. Any Participant who suspends further contributions relating to periodic pay may reinstate such contributions by providing written notice to the Plan Administrator prior to any business day of the Plan Year.

          (5) HARDSHIP DISTRIBUTIONS. In the event that a Participant receives a withdrawal pursuant to paragraph (a) of Article XI, such Participant is not permitted to make elective contributions to the Plan until the day following the expiration of 12 months from the date of such distribution.

          (6) REFUND OF EXCESS DEFERRALS.

               (A) In the event that the elective contributions of Highly Compensated Employees exceed the limitations set forth in paragraph
          (i), such excess (plus the earnings thereon for the Plan Year to which the excess contributions relate), determined as set forth below, shall be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the excess contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess elective


                                      14.

          contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

                    (B) (i) The amount of such excess for a Highly Compensated Employee for the Plan Year shall be determined by reducing the elective contribution of the Highly Compensated Employee with the largest elective contribution to the extent required to

                              a. enable the arrangement to satisfy the
                         limitations set forth in paragraph (i), or

                              b. cause such Highly Compensated Employee's
                         elective contribution to equal the elective contribution of the Highly Compensated Employee with the next highest elective contribution.

                    This process shall be repeated until the arrangement satisfies the limitations set forth in paragraph (i).

                         (ii) For each Highly Compensated Employee, the amount
                    of such excess shall be deemed to equal

                              a. the total elective contributions, plus matching
                         and nonelective contributions, if any, that are treated as elective contributions, on behalf of the Participant (determined prior to the application of this paragraph
                         (a)(7)), minus

                              b. the amount determined by multiplying the
                         Participant's Actual Deferral Ratio (determined after application of this paragraph (a)(7)) by his Compensation used in determining such ratio.

                    (C) Earnings attributable to excess contributions of a
               Highly Compensated Employee shall be determined by the Plan Administrator, as of the last day of the Plan Year to which such excess contributions relate (and taking into account the subsequent period preceding the date of the refund), in a manner consistent with the provisions of paragraph (d)(1) of Article VII and Treasury Regulation Section 1.401(k)-1(f)(4)(ii).

                    (D) Excess elective contributions and earnings determined
               under paragraph (a)(7)(B) and (C) shall be reduced by any excess elective contributions and earnings for the calendar year ending with or within the Plan Year that have been previously refunded to the Participant in accordance with the provisions of paragraph
               (a)(2)


                                      15.

                    (E) In the event that a Highly Compensated Employee's Actual
               Deferral Ratio is determined on the basis of both his contributions and the contributions of his Family Members, any excess elective contributions and earnings attributable to such Highly Compensated Employee under this paragraph (a)(7) shall be distributed to the Highly Compensated Employee and his Family Members in proportion to the relative elective contributions of the Highly Compensated Employee and his Family Members for the Plan Year.

         (b)   MATCHING CONTRIBUTIONS.

               (1) Each Employer, at the discretion of its Board of Directors, may contribute to the Trust a matching contribution on behalf of each eligible Participant (as determined pursuant to subparagraph (b)(2)) for whom an elective contribution is made during the Plan Year. Such matching contribution shall be equal to a specified percentage of the amount of the elective contribution made to the Plan by the Participant, and may be limited to a specified percentage of the Participant's Compensation or a specified maximum dollar amount. The percentage of the matching contribution, and any maximum percentage or dollar amount, shall be determined by the Board of such Employer. No matching contribution shall be required for the portion of a Participant's elective contribution subject to the refund requirements of paragraphs (a)(2) and (a)(7).

               (2) Except as otherwise provided in this subparagraph (2), a Participant shall be eligible to share in the matching contribution described in subparagraph (1) for a Plan Year if he is employed by his Employer on the last day of such Plan Year (or if his employment is terminated by his retirement, disability (as defined in paragraph
          (b)(2) of Article IX) or death). In the event that the requirement set forth in the preceding sentence would cause this Plan to fail to meet the requirements of Section 410(b)(1) of the Code (and any regulations thereunder issued by the Secretary of the Treasury, a Participant shall be entitled to share in the matching contribution if:

                    (A) he is a Non-Highly Compensated Employee; and

                    (B) the allocation of a matching contribution to the
               Participant is required by this section (B). The number of Participants entitled to an allocation required by this section
               (B) (the "Required Number of Participants"), when added to the Non-Highly Compensated Employees who are eligible to receive an allocation pursuant to the provisions of subparagraph (2) above, shall be equal to the minimum number of Non-Highly Compensated Employees who are required to benefit from the Plan during the Plan Year in order to meet the minimum requirements of Section 410(b)(1)(B) of the Code (and any regulations thereunder issued by the Secretary of the Treasury). An allocation is required by this section (B) if a Participant is among the Required Number of Participants paid the lowest Compensation by their Employers for the Plan Year (determined without regard to those Participants who are entitled to an allocation pursuant to subparagraph (2) above).

                                      16.

               (3) Except as noted in subparagraph (4), any matching contribution made by an Employer on account of an elective contribution that has been refunded pursuant to paragraph (a)(2) or paragraph (a)(7), above, shall be forfeited, and used to reduce matching contributions for the Plan Year in which the forfeiture occurs. In the event that forfeitures arising pursuant to this subparagraph (3) exceed the amount that may be used to reduce matching contributions for the Plan Year, any additional forfeitures shall be allocated in accordance with paragraph (d)(4) of Article VII, to the Matching Contribution Accounts of Participants other than those whose matching contributions have been reduced hereunder.

               (4) In the event that the matching contributions for Highly Compensated Employees exceed the limitations of paragraph (i):

                    (A) The nonvested portion of such excess (including earnings thereon for the Plan Year to which the excess contributions relate), if any, shall be forfeited and allocated pursuant to paragraph (d)(2) of Article VII, to the Matching Contribution Account of Participants other than those whose matching contributions have been reduced hereunder.

                    (B) The vested portion of such excess (including earnings
               thereon for the Plan Year to which the excess contributions relate), if any, shall be distributed to the Highly Compensated Employees on or before the 15th day of the third month after the close of the Plan Year to which the matching contributions relate. Notwithstanding the preceding sentence, the Plan Administrator may delay the distribution of any excess matching contributions (plus the earnings thereon for the Plan Year to which the excess contributions relate) attributable to an Employer beyond the 15th day of the third month of such Plan Year, if the Employer consents to such delay and the Administrator refunds all such excess amounts not later than 12 months after the close of the Plan Year to which the excess contributions relate.

                    (C) (1) The amount of such excess for a Highly Compensated Employee for the Plan Year shall be determined by the following leveling method, under which the matching contribution of the Highly Compensated Employee with the largest matching contribution amount is reduced to the extent required to

                            (a) enable the Plan to satisfy the limitations set
                        forth in paragraph (i), or

                            (b) cause such Highly Compensated Employee's
                        matching contribution to equal the matching contribution of the Highly Compensated Employee with the next highest matching contribution.

                    This process shall be repeated until the Plan satisfies the limitations set forth in paragraph (i).


                                      17.

                        (2) For each Highly Compensated Employee, the amount of
                    such excess is deemed to equal

                            (a) the total matching contributions, plus elective
                        contributions, if any, treated as matching contributions, on behalf of the Employee (determined prior to the application of this paragraph (b)(4)(C)), minus

                            (b) the amount determined by multiplying the
                        Employee's Actual Contribution Ratio (determined after application of this paragraph (b)(4)(C)) by his Compensation used in determining such ratio.

                    (D) In determining the amount of such excess, Actual
               Contribution Ratios shall be rounded to the nearest one-hundredth of one percent of the Employee's Compensation.

                    (E) In no case shall the amount of such excess with respect to any Highly Compensated Employee exceed the amount of matching contributions on behalf of such Highly Compensated Employee for such Plan Year.

                    (F) Earnings attributable to excess contributions shall be determined by the Plan Administrator, as of the last day of the Plan Year to which such excess contributions relate in a manner consistent with the provisions of paragraph (d)(1) of Article VII and Treasury Regulation Section 1.401(m)-1(e)(3)(ii).

         (c) EMPLOYER CONTRIBUTIONS. The amount, if any, to be contributed to the Trust by an Employer for each Plan Year shall be determined by its Board of Directors.

         (d) NON-ELECTIVE CONTRIBUTIONS. An Employer, at the discretion of its Board of Directors, may make non-elective contributions to the Non-Elective Contribution Accounts of Participants.

         (e) FORM AND TIMING OF CONTRIBUTIONS. Payments on account of the contributions due from an Employer for any Plan Year shall be made in cash to the Trustee. Such payments may be made by a contributing Employer at any time, but payment of the matching or Employer contributions for any Plan Year shall be completed on or before the time prescribed by law, including extensions thereof, for filing such Employer's federal income tax return for its taxable year with which or within which such Plan Year ends. Payments of any elective contribution shall be made as of the earliest date on which such contribution can reasonably be segregated from the employer's general assets; provided, however, that such payment shall be made no later than the fifteenth business day of the month following the month in which the contribution is withheld from a Participant's pay.

         (f) PARTICIPANTS' VOLUNTARY CONTRIBUTIONS. This Plan will not accept voluntary employee contributions for Plan Years beginning after December 31, 1988.


                                      18.

         (g) ROLLOVER CONTRIBUTIONS. Each Participant at any time during a Plan Year, with the consent of the Plan Administrator and in such manner as prescribed by the Plan Administrator, may pay or cause to be paid to the Trustee a rollover contribution (as defined in the applicable sections of the Code, except that for this purpose "rollover contribution" shall be deemed to include both a direct payment from a Participant and a direct transfer from a trustee of another qualified plan in which the Participant is or was a participant). Any Rollover Contribution Account that would cause this Plan to be a transferee plan within the meaning of Section 401(a)(11)(B)(iii)(III) of the Code shall be accounted for separately, and shall be subject to the requirements of Sections 401(a)(11) and 417 of the Code.

         (h) NO DUTY TO INQUIRE. The Trustee shall have no right or duty to inquire into the amount of any contribution made by an Employer or any Participant or the method used in determining the amount of any such contribution, or to collect the same, but the Trustee shall be accountable only for funds actually received by it.

         (i) LIMITATIONS ON ELECTIVE, MATCHING AND VOLUNTARY CONTRIBUTIONS. The amounts contributed as elective and matching contributions shall be limited as follows:

               (1) Actual Deferral Percentage:

                    (A) The Actual Deferral Percentage for the group of Highly
               Compensated Employees for a Plan Year shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees for the preceding Plan Year multiplied by 1.25, or

                    (B) The excess of the Actual Deferral Percentage for the
               group of Highly Compensated Employees for a Plan Year over the Actual Deferral Percentage for the group of all other eligible Employees for the preceding Plan Year shall not exceed two (2) percentage points (or such lesser amount as may be required by subparagraph (3)); and the Actual Deferral Percentage for the group of Highly Compensated Employees shall not exceed the Actual Deferral Percentage for the group of all other eligible Employees, multiplied by 2.0 (or such lesser amount as may be required by subparagraph (3)); and

          Notwithstanding the foregoing, if the Company so elects for a given Plan Year, the Plan may apply this subparagraph (i)(1) using the Actual Deferral Percentage for all eligible Non-Highly Compensated Employees for the current Plan Year rather than their Actual Deferral Percentage for the preceding Plan Year; provided, however, that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury.

               (2) Actual Contribution Percentage:

                    (A) The Actual Contribution Percentage for the group of
               Highly Compensated Employees for a Plan Year shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees for the preceding Plan Year multiplied by 1.25, or


                                      19.

                    (B) The excess of the Actual Contribution Percentage for the group of Highly Compensated Employees for a Plan Year over the Actual Contribution Percentage for the group of all other eligible Employees for the preceding Plan Year shall not exceed two (2) percentage points (or such lesser amount as may be required by subparagraph (3)); and the Actual Contribution Percentage for the group of Highly Compensated Employees shall not exceed the Actual Contribution Percentage for the group of all other eligible Employees, multiplied by 2.0 (or such lesser amount as may be required by subparagraph (3)).

        Notwithstanding the foregoing, if the Company so elects for a given Plan Year, the Plan may apply this subparagraph (i)(2) using the Actual Contribution Percentage for all eligible Non- Highly Compensated Employees for the current Plan Year rather than their Actual Contribution Percentage for the preceding Plan Year; provided, however, that if such an election is made, it may not be changed except as provided by the Secretary of the Treasury.

               (3) Multiple Use Restriction:

                   (A) The provisions of this subparagraph (3) shall apply if:

                       (i) one or more Highly Compensated Employees are subject
                    to both the Actual Deferral Percentage test described in subparagraph (1) and the Actual Contribution Percentage test described in subparagraph (2);

                       (ii) the sum of the Actual Deferral Percentage and the
                    Actual Contribution Percentage of those Highly Compensated Employees subject to either or both tests exceeds the Aggregate Limit defined in subparagraph (3)(C) below;

                       (iii) the Actual Deferral Percentage for the group of
                    Highly Compensated Employees eligible to make elective contributions for a Plan Year exceeds the limitation set forth in subparagraph (1)(A); and

                       (iv) the Actual Contribution Percentage for the group of
                    Highly Compensated Employees eligible to receive matching contributions and/or electing to make voluntary contributions for a Plan Year exceeds the limitation set forth in subparagraph (2)(A).

                    (B) The Actual Deferral Percentage and the Actual
               Contribution Percentage for the Highly Compensated Employees described in subparagraph (3)(A) above shall be determined after any corrections required by paragraphs (a), (b) and (d) of this
               Article VI to meet the requirements of paragraph (f)(1) and paragraph (f)(2).

                    (C) "Aggregate Limit" shall mean the greater of:

                         (i) the sum of:


                                      20.

                             a. 125 percent of the greater of the Actual
                         Deferral Percentage of the Non-Highly Compensated Employees for the Plan Year or the Actual Contribution Percentage of Non-Highly Compensated Employees for the preceding Plan Year, and

                             b. the lesser of 200% of, or two percentage points
                         plus, the lesser of such Actual Deferral Percentage and such Actual Contribution Percentage; or

                         (ii) the sum of:

                             a. 125 percent of the lesser of the Actual Deferral
                         Percentage of the Non-Highly Compensated Employees for the Plan Year or the Actual Contribution Percentage of Non-Highly Compensated Employees for the preceding Plan Year, and

                             b. the lesser of 200% of, or two percentage points
                         plus, the greater of such Actual Deferral Percentage and such Actual Contribution Percentage.

                    (D) If each of the provisions of subparagraph (3)(A) are
               met, then the Actual Contribution Percentage of those Highly Compensated Employees eligible to receive matching contributions for a Plan Year will be reduced (beginning with such Highly Compensated Employee whose Actual Contribution Ratio is the highest) so that the Aggregate Limit is not exceeded. The amount by which each Highly Compensated Employee's Actual Contribution Ratio is reduced shall be treated as excess amounts subject to paragraph (b)(3).

        Notwithstanding the foregoing, if the Company elects for a given Plan Year to apply subparagraphs (i)(1) or (i)(2) using the Actual Deferral Percentage or the Actual Contribution Percentage for all eligible Non-Highly Compensated Employees for the current Plan Year rather than their Actual Deferral Percentage or Actual Contribution Percentage for the preceding Plan Year, then the current Plan Year must also be used for purposes of applying the Multiple Use Restriction.

               (4) For purposes of this paragraph (i), if two or more plans of an Employer to which elective salary reduction contributions, voluntary contributions or matching contributions are made are elected by the Employer to be treated as one Plan for purposes of Section 410(b)(6) of the Code, such plans shall be treated as a single plan for purposes of determining the Actual Deferral Percentage and the Actual Contribution Percentage. For purposes of determining the Actual Deferral Percentages and the Actual Contribution Percentages for the group of Highly Compensated Employees and the group of all other eligible Employees, all Employees of the respective group who are directly or indirectly eligible to receive allocations of elective contributions, non-elective contributions and/or matching contributions under the Plan for any portion of the Plan Year or the preceding Plan Year, as the case may be, and all Employees of the respective group who elect not to enter into salary


                                      21.

        reduction agreements pursuant to paragraph (a) of Article VI or whose eligibility to enter into salary reduction agreements has been suspended or otherwise limited because of an election not to participate, a withdrawal, a loan, or a restriction on Annual Additions as set forth in paragraph (e) of Article VII, shall be included. For purposes of determining the Actual Deferral Ratio and the Actual Contribution Ratio for a Highly Compensated Employee, all cash or deferred arrangements in which the Employee is eligible to receive allocations of elective contributions and/or matching contributions shall be taken into account, unless otherwise required by Treasury Regulation Sections 1.401(k)-1(g)(1)(ii)(B) and 1.401(m)-1(f)(1)(ii)(B).


                                   ARTICLE VII

             PARTICIPANTS' ACCOUNTS AND ALLOCATION OF CONTRIBUTIONS

         (a) COMMON FUND. The assets of the Trust shall constitute a common fund in which each Participant shall have an undivided interest.

         (b) ESTABLISHMENT OF ACCOUNTS. The Plan Administrator shall establish and maintain with respect to each Participant an account, designated as an Employer Contribution Account, Elective Contribution Account, Matching Contribution Account and Non-Elective Contribution Account that shall reflect the Participant's interest in the Trust Fund with respect to contributions made by his Employer. In addition, for each Participant who has made a voluntary contribution pursuant to Article VI, the Plan Administrator shall establish and maintain a Voluntary Contribution Account; and for each Participant who has made a rollover contribution pursuant to Article VI, the Plan Administrator shall establish and maintain a Rollover Contribution Account. The Plan Administrator may establish such additional Accounts as are necessary to reflect a Participant's interest in the Trust Fund.

         (c) INTERESTS OF PARTICIPANTS. The interest of a Participant in the Trust Fund shall be the vested balance remaining from time to time in his Accounts after making the adjustments required pursuant to paragraph (d) of this
Article VII.

         (d) ADJUSTMENTS TO ACCOUNTS. Subject to the provisions of paragraph (e) of this Article VII, the Accounts of a Participant shall be adjusted from time to time as follows:

               (1) As of each Valuation Date, each of a Participant's Accounts shall be credited or charged, as the case may be, with a share of the "earnings factor" of the Trust Fund for the Valuation Period ending with such current Valuation Date. The earnings factor of the Trust Fund and the share attributable to a Participant's Accounts are to be determined as follows:

                    (A) The earnings factor attributable to the Trust Fund for any Valuation Period shall consist of the aggregate of the unrealized appreciation or depreciation occurring in the value of the Trust Fund during such period that is attributable to contributions theretofore made to the Participants' Accounts and earnings thereon, and that portion of the income earned or the loss sustained by the Trust Fund during such period (whether from investments or from the sale or exchange of assets) that


                                      22.

               is attributable to contributions theretofore made to the Participants' Accounts and earnings thereon.

                    (B) The share of the earnings factor attributable to each
               Account of a Participant for any Valuation Period shall be that amount that shall bear the same ratio to such earnings factor as the balance in such Account as of the end of the immediately preceding Valuation Period (less any amounts distributed from such Account to the Participant during the Valuation Period ending with the current Valuation Date) bears to the aggregate of the balances in the Accounts of like kind as of the end of the immediately preceding Valuation Period of all Participants who are entitled to share in the earnings factor (less the aggregate amounts distributed from such Accounts to such Participants during the Valuation Period ending with the current Valuation
               Date).

               (2) Each of a Participant's Accounts shall be credited with contributions made during the Plan Year as follows:

                    (A) As of each Valuation Date, the Elective Contribution
               Account of a Participant shall be credited with any elective contributions made by his Employer on his behalf with respect to a date occurring during the Valuation Period ending with such Valuation Date.

                    (B) As of each Valuation Date that is the last day of a Plan
               Year, the Matching Contribution Account of a Participant shall be credited with any matching contributions made by his Employer on his behalf with respect to such Plan Year. A Participant will not be entitled to share in the matching contributions unless he is employed by his Employer on the last day of the Plan Year.

                    (C) As of each Valuation Date that is the last day of a Plan
               Year, the Employer Contribution Account of a Participant shall be credited with his share of the contribution, if any, made by his Employer with respect to the Plan Year ending with such Valuation Date. The Participants entitled to share in any contribution and their respective shares thereof shall be determined as follows:

                         (i) Subject to the provisions of subsections (ii),
                    (iii) and (iv), a Participant's share of the amount of the contribution for the Plan Year shall be the amount that shall bear the same ratio to the total of such contribution as the Participant's Compensation for such Plan Year bears to the aggregate of the Compensation of all Participants employed by such Employer for such Plan Year who are entitled to share in the contribution for such Plan Year.

                         (ii) A Participant shall be entitled to share in the
                    contribution if he is employed by his Employer on the last day of the Plan Year, effective March 1, 1989.

                         (iii) In the event that the requirement set forth in
                    subsection (ii) immediately above would cause this Plan to fail to meet the requirements of



                                      23.

                    Section 410(b)(1) of the Code (and any regulations thereunder issued by the Secretary of the Treasury), a Participant shall be entitled to share in the contribution regardless of whether he is employed by his Employer on the last day of the Plan Year.

                         (iv) For each Plan Year in which this Plan is a Top
                    Heavy Plan, a Participant who is employed by an Employer on the last day of such Plan Year, who is a Non-Key Employee and who earns Compensation from an Employer for such Plan Year shall be entitled to share in the contribution (as described in this section (A)) to the extent such allocation does not exceed at least three percent (3%) of his Section 415 Compensation (or, if less, the highest percentage of such Section 415 Compensation allocated to the Employer Contribution Account of a Key Employee hereunder, as well as his employer contribution accounts under any other defined contribution plan maintained by such Employer or an Affiliate, including any elective contribution to any plan subject to Code Section 401(k)), regardless of whether such Plan Year constitutes a Year of Service for such Participant, except to the extent such a contribution is made by an Employer or any Affiliate thereof on behalf of the Employee for the Plan Year to any other defined contribution plan maintained by such Employer or Affiliate.

                    (D) As of each Valuation Date that is the last day of a Plan
               Year, the NonElective Contribution Account of a Participant shall be credited with his share of the non-elective contributions, if any, made by his Employer with respect to the Plan Year ending with such Valuation Date, such share being the amount that shall bear the same ratio to the total of such non-elective contribution as the Participant's Compensation for such Plan Year ending with such Valuation Date bears to the aggregate of the Compensation from such Employer for that period of all Participants who are entitled to share in the non-elective contribution for such Plan Year. A Participant who is a Highly Compensated Employee shall not be entitled to share in the non-elective con tribution; provided, further, that a Participant shall not be entitled to share in the nonelective contribution unless such Plan Year constitutes a Year of Service for such Participant and he is employed by his Employer on the last day of the Plan Year

                    (E) As of each Valuation Date, the Rollover Contribution
               Account of a Participant shall be credited with the rollover contributions, if any, made by the Participant pursuant to
               Article VI with respect to the Valuation Period ending with such Valuation Date.

               (3) As of each Valuation Date that is the last day of a Plan Year, the Employer Contribution Account of a Participant shall be credited with his share of the value of interests forfeited pursuant to Article VIII (except to the extent applied pursuant to Article VIII(c)(4)(C)) by Participants employed by his Employer during such Plan Year. A Participant's share of the forfeitures attributable to Employees of his Employer shall be the amount that shall bear the same ratio to the total of the forfeited interests for such Plan Year as the Compensation of the Participant with respect to such Plan Year bears to the aggregate


                                      24.

          of all Compensation of all Participants of such Employer for that period who are entitled to share in forfeitures for such Plan Year; provided, however, that a Participant shall not be entitled to share in forfeitures for a Plan Year unless such Participant shall be entitled to share in the Employer's contribution for such Plan Year as provided in subparagraph (2)(C), and unless such Participant was also a Participant as of the end of the immediately preceding Plan Year.

               (4) As of each Valuation Date, each Account of a Participant shall be charged with the amount of any distribution made to the Participant or his beneficiary from such Account during the Valuation Period ending with such Valuation Date.

               (5) For purposes of all computations required by this Article VII, the accrual method of accounting shall be used, and the Trust Fund and the assets thereof shall be valued at their fair market value as of each Valuation Date.

               (6) In making the adjustments for any Valuation Date as provided in this paragraph (d), any life insurance contract or contracts purchased and held by the Trustee shall be disregarded, and the value of such contracts shall not be included in the value of a Participant's Account or in the appreciation, depreciation, income or loss of the Trust for any such purposes. For all other purposes, the value of such contracts shall be included in the value of a Participant's Account.

               (7) The Plan Administrator may adopt such additional accounting procedures as are necessary to accurately reflect each Participant's interest in the Trust Fund, which procedures shall be effective upon approval by the Employer. All such procedures shall be applied in a consistent and nondiscriminatory manner.

         (e) LIMITATION ON ALLOCATION OF CONTRIBUTIONS.

               (1) Notwithstanding anything contained in this Plan to the contrary, the aggregate Annual Additions to a Participant's Accounts under this Plan and under any other defined contribution plans maintained by an Employer or an Affiliate for any Limitation Year shall not exceed the lesser of:

                    (A) $30,000 (adjusted under such regulations as may be
               issued by the Secretary of the Treasury); or

                    (B) 25% of the Participant's Section 415 Compensation for
               such Plan Year.

               (2) In the event that the Annual Additions, under the normal administration of the Plan, would otherwise exceed the limits set forth above for any Participant, or in the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by any Employer or any Affiliate and the aggregate annual additions to and projected benefits under all of such plans, under the normal administration of such plans, would otherwise exceed the limits provided by law, then the Plan Administrator shall take such actions, applied in a uniform and nondiscriminatory manner, as will keep the annual additions


                                      25.

          and projected benefits for such Participant from exceeding the applicable limits provided by law. Excess Annual Additions shall be disposed of as provided in subparagraph (3). Adjustments shall be made to this Plan, if necessary to comply with such limits, before any adjustments shall be made to any other plan; provided, however, that any excess Annual Additions attributable to voluntary contributions to other plans shall first be returned to the Participant from such other plans.

               (3) If as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's Section 415 Compensation or other circumstances permitted under Section 415 of the Code, the Annual Additions attributable to Employer contributions for a particular Participant would cause the limitations set forth in this paragraph
          (e) to be exceeded, the excess amount shall be held unallocated in a suspense account for the Plan Year and reallocated among the Participants as of the end of the next Plan Year to all of the Participants in the Plan in the same manner as an Employer contribution under the terms of paragraph (d)(2) of this Article VII before any further Employer contributions are allocated to the Accounts of the Participants, and such allocations shall be treated as Annual Additions to the Accounts of the Participants. In the event that the limits on Annual Additions for any Participant would be exceeded before all of the amounts in the suspense account are allocated among the Participants, then such excess amounts shall be retained in the suspense account to be reallocated as of the end of the next Plan Year and any succeeding Plan Years until all amounts in the suspense account are exhausted. The suspense account shall be credited or charged, as the case may be, with a share of the "earnings factor" for each Valuation Period during which it is in existence as if it were an Account of a Participant.

               (4) In the event that any Participant participates in both a defined benefit plan and a defined contribution plan maintained by his Employer or an Affiliate thereof, then the sum of the Defined Benefit Plan Fraction and the Defined Contribution Plan Fraction for any Limitation Year shall not exceed 1.0. For these purposes,

                    (A) The Defined Benefit Plan Fraction is a fraction, the
               numerator of which is the projected annual benefit of the Participant under the defined benefit plan determined as of the close of the Limitation Year and the denominator of which is the lesser of (1) the product of 1.25 times the dollar limitation in effect under Section 415(b)(1)(A) of the Code for such Limitation Year or (2) the product of 1.4 times the amount that may be taken into account under Section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

                    (B) The Defined Contribution Plan Fraction is a fraction,
               the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Limitation Year (less any amount that may be subtracted from the numerator in accordance with any applicable statutes, notices or rulings) and the denominator of which is the sum of the lesser of the following amounts determined for such year and for each prior Year of Service with the Employer: (1) the product of 1.25 times the dollar limitation in effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code) or (2) the product of 1.4 times the amount that may be taken into account under


                                      26.

               Section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year.

                    (C) The figure "1.0" shall be substituted for the figure
               "1.25" set forth in sections (A) and (B) for each year in which this Plan is a Top Heavy Plan unless (1) the defined benefit plan provides a minimum benefit equal to 3% of each Participant's Compensation times the number of years (not exceeding 10) the Plan is a Top Heavy Plan or the defined contribution plan provides a minimum contribution equal to 4% (7-1/2% if the Participant participates in both the defined benefit plan and the defined contribution plan) of each Participant's Section 415 Compensation, and (2) the present value of the cumulative accrued benefits (not including rollover contributions made after December 31, 1983) of the Key Employees for such year does not exceed 90% of the present value of the accrued benefits (not including rollover contributions made after December 31, 1983) under all plans. Such values shall be determined in the same manner as described in the "Top Heavy" definition in Article I.

                    (D) At the election of the Administrator, the denominator
               under section (B) may be determined with respect to all Limitation Years ending before January 1, 1983, by multiplying
               (1) the denominator, as calculated under section (B) (as in effect for the Plan Year ending in 1982), for the Limitation Year ending in 1982 by (2) the transition fraction. For these purposes, the term "transition fraction" means a fraction with a numerator equal to the lesser of (1) $51,875 or (2) 1.4 multiplied by 25% of the Compensation of the Participant for the Limitation Year ending in 1981 and with a denominator equal to the lesser of (1) $41,500 or (2) 25% of the Compensation of the Participant for the Plan Year ending in 1981. The transition fraction shall be applied by substituting the figure $41,500 for the figure $51,875 if this Plan is a Top Heavy Plan.

               (5) For purposes of applying the limitations of this paragraph
          (e) for a particular Limitation Year,

                    (A) all qualified defined benefit plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as one defined benefit plan, and

                    (B) all qualified defined contribution plans (without regard to whether a plan has been terminated) ever maintained by the Employer will be treated as one defined contribution plan.


                                      27.

                                  ARTICLE VIII

                             BENEFITS UNDER THE PLAN

(a) RETIREMENT BENEFIT.

               (1) A Participant shall be entitled to retire from the employ of his Employer upon such Participant's Normal Retirement Date. Until a Participant actually retires from the employ of his Employer, no retirement benefits shall be payable to him, and he shall continue to be treated in all respects as a Participant; provided, however, that a Participant shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70 1/2 or actually retires from the employ of his Employer, whichever is later; provided, however, that an Employee who is a 5% owner (as defined in Section 416 of the Code) shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70 1/2, even if he has not actually retired from the employ of his Employer at that time.

Notwithstanding the preceding provisions of this paragraph (a)(1), nothing contained herein shall affect a Participant's right to begin receiving his benefit in accordance with the minimum distribution requirements under Section 401(a)(9) of the Code.

               (2) Upon the retirement of a Participant as provided in subparagraph (1), and subject to adjustment as provided in paragraph (d) of
Article IX, such Participant shall be entitled to a retirement benefit in an amount equal to 100% of the balances in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his retirement, plus the amount of any contributions to his Rollover Contribution Account made subsequent to such Valuation Date and not used to purchase insurance.

(b) DISABILITY BENEFIT.

               (1) In the event a Participant's employment with his Employer is terminated by reason of his total and permanent disability, and subject to adjustment as provided in paragraph (d) of Article IX, such Participant shall be entitled to a disability benefit in an amount equal to 100% of the balances in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the termination of his employment, plus the amount of any contributions to his Rollover Contribution Account made subsequent to such Valuation Date and not used to purchase insurance.

               (2) Total and permanent disability shall mean the total incapacity of a Participant to perform the usual duties of his employment with his Employer and will be deemed to have occurred only when certified by a physician who is acceptable to the Plan Administrator and only if such proof is received by the Administrator within sixty (60) days after the date of the termination of such Participant's employment.


                                      28.

(c) SEVERANCE OF EMPLOYMENT BENEFIT.

               (1) In the event a Participant's employment with his Employer is terminated for reasons other than retirement, total and permanent disability or death, and subject to adjustment as provided in paragraph (d) of Article IX, such Participant shall be entitled to a severance of employment benefit in an amount equal to his vested interest in the balances in his Accounts as of the Valuation Date immediately preceding or concurring with the date of the termination of his employment, plus the amount of any contributions to his Rollover Contribution Account made subsequent to such Valuation Date and not used to purchase insurance.

               (2) A Participant's vested interest in his Matching Contribution Account and his Employer Contribution Account shall be a percentage of the balance of such Account as of the applicable Valuation Date, based upon such Participant's Years of Service as of the date of the termination of his employment, as follows:

                              TOTAL NUMBER OF                         VESTED
                              YEARS OF SERVICE                       INTEREST
                              ----------------                       --------

                              Less than 1 Year of Service                 0%
                              1 year, but less than 2 years              25%
                              2 years, but less than 3 years             50%
                              3 years, but less than 4 years             75%
                              4 years or more                           100%

Notwithstanding the foregoing, a Participant shall be 100% vested in his Employer Contribution Account and Matching Contribution Account upon attaining his Normal Retirement Date, and he shall be 100% vested in his Elective Contribution Account, NonElective Contribution Account, Rollover Contribution Account and his Voluntary Contribution Account at all times, regardless of his age or the number of his Years of Service.

               (3) (A) If the termination of employment results in five consecutive One Year Breaks in Service, then upon the occurrence of such five consecutive One Year Breaks in Service, the nonvested interest of the Participant in his Matching Contribution Account and his Employer Contribution Account as of the Valuation Date immediately preceding or concurring with the date of his termination of employment shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (d) of Article VII, at the end of the Plan Year concurring with the date the fifth such consecutive One Year Break in Service occurs. If the Participant is later reemployed by an Employer or an Affiliate, the unforfeited balance, if any, in his Employer Contribution Account that has not been distributed to such Participant shall be set aside in a separate account, and such Participant's Years of Service after any five consecutive One Year Breaks in Service resulting from such termination of employment shall not be taken into account for the purpose of determining the vested interest of such Participant in the balance of his Matching


                                      29.

               Contribution Account and his Employer Contribution Account that accrued before such five consecutive One Year Breaks in Service.

                       (B) Notwithstanding any other provision of this paragraph
               (c), if a Participant is reemployed by an Employer or an Affiliate and, as a result, no five consecutive One Year Breaks in Service occur, the Participant shall not be entitled to any severance of employment benefit as a result of such termination of employment; provided, however, that nothing contained herein shall require or permit the Participant to return or otherwise have restored to his Matching Contribution Account and his Employer Contribution Account any funds distributed to him prior to his reemployment and the determination that no five consecutive One Year Breaks in Service would occur.

               (4)     (A) Notwithstanding any other provision of this paragraph
               (c), if at any time a Participant is less than 100% vested in his Matching Contribution Account and his Employer Contribution Account and, as a result of his severance of employment, he receives his entire vested severance of employment benefit pursuant to the provisions of Article IX, and the distribution of such benefit is made not later than the close of the fifth Plan Year following the Plan Year in which such termination occurs (or such longer period as may be permitted by the Secretary of the Treasury, through regulations or otherwise), then upon the occurrence of such distribution, the non-vested interest of the Participant in his Matching Contribution Account and his Employer Contribution Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (d) of Article VII, at the end of the Plan Year immediately following or concurring with the date such distribution occurs.

                       (B) If a Participant is not vested as to any portion of
               his Matching Contribution Account and his Employer Contribution Account, he will be deemed to have received a distribution immediately following his severance of employment. Upon the occurrence of such deemed distribution, the non-vested interest of the Participant in his Matching Contribution Account and his Employer Contribution Account shall be deemed to be forfeited and such forfeited amount shall be reallocated, pursuant to the provisions of paragraph (d) of Article VII, at the end of the Plan Year immediately following or concurring with the date such deemed distribution occurs.

                       (C) If a Participant whose interest is forfeited under
               this subparagraph (4) is reemployed by an Employer or an Affiliate, then such Participant shall have the right to repay to the Trust, before the date that is the earlier of (1) five years after the Participant's resumption of employment or (2) the close of a period of five consecutive One Year Breaks in Service commencing after his distribution, the full amount of the severance of employment benefit previously distributed to him. If the Participant elects to repay such amount to the Trust within the time periods prescribed herein, or if a non-vested Participant whose interest was forfeited under this subparagraph
               (4) is reemployed by an Employer or an Affiliate prior to the occurrence of five consecutive One Year Breaks in Service, the non-vested interest of the Participant previously


                                      30.

               forfeited pursuant to the provisions of this subparagraph (4) shall be restored to the Matching Contribution Account and the Employer Contribution Account of the Participant, such restoration to be made from forfeitures of non-vested interests and, if necessary, by contributions of his Employer, so that the aggregate of the amounts repaid by the Participant and restored by the Employer shall not be less than the Matching Contribution Account and Employer Contribution Account balance of the Participant at the time of forfeiture unadjusted by any subsequent gains or losses.

(d) DEATH BENEFIT.

               (1) In the event of the death of a Participant, and subject to adjustment as provided in paragraph (d) of Article IX, his beneficiary shall be entitled to a death benefit in an amount equal to 100% of the balances in his Accounts as of the Valuation Date immediately preceding or concurring with the date of his death, plus the death benefits provided by any insurance contract or contracts purchased and held by the Trustee in excess of the cash value, if any, thereof included in such balances as of such Valuation Date, and plus the amount of any contributions to his Rollover Contribution Account made subsequent to such Valuation Date and not used to purchase insurance.

               (2) Subject to the provisions of subparagraph (3), at any time and from time to time, each Participant shall have the unrestricted right to designate a beneficiary to receive his death benefit and to revoke any such designation. Each designation or revocation shall be evidenced by written instrument filed with the Plan Administrator, signed by the Participant and bearing the signatures of at least two persons as witnesses to his signature. In the event that a Participant has not designated a beneficiary or beneficiaries, or if for any reason such designation shall be legally ineffective, or if such beneficiary or beneficiaries shall predecease the Participant, then the estate of such Participant shall be deemed to be the beneficiary designated to receive such death benefit, or if no personal representative is appointed for the estate of such Participant, then his next of kin under the statute of descent and distribution of the state of such Participant's domicile at the date of his death shall be deemed to be the beneficiary or beneficiaries to receive such death benefit.

               (3) Notwithstanding the foregoing, if the Participant is married as of the date of his death, the Participant's surviving spouse shall be deemed to be his designated beneficiary and shall receive the full amount of the death benefit attributable to the Participant unless the spouse consents or has consented to the Participant's designation of another beneficiary. Any such consent to the designation of another beneficiary must acknowledge the effect of the consent, must be witnessed by a Plan representative or by a notary public and shall be effective only with respect to that spouse. A spouse's consent may be either a restricted consent (which may not be changed as to the beneficiary or (except as otherwise permitted by law) form of payment unless the spouse consents to such change in the manner described herein) or a blanket consent (which acknowledges that the spouse has the right to limit consent only to a specific beneficiary or a specific form of payment, and that the spouse voluntarily elects to relinquish one or both of such rights). Notwithstanding the preceding provisions of this subparagraph (3), a Participant shall not be required to obtain a spousal consent if (A) the Participant is legally separated or the Participant has been abandoned, and the Participant


                                      31.

provides the Administrative Committee with a court order to such effect, or (B) the spouse cannot be located.


                                   ARTICLE IX

                          FORM AND PAYMENT OF BENEFITS

(a) TIME FOR DISTRIBUTION OF BENEFITS.

               (1) Except as otherwise provided under this Article IX, the amount of the benefit to which a Participant is entitled under paragraphs (a),
(b) or (d) of Article VIII shall be paid to him or, in the case of a death benefit, shall be paid to said Participant's beneficiary or beneficiaries as provided in paragraph (b) of this Article IX, beginning as soon as practicable following the Participant's retirement, disability or death, as the case may be.

               (2) Except as otherwise provided under this Article IX, the amount of the severance of employment benefit to which a Participant is entitled under paragraph (c) of Article VIII shall be paid to a Participant as provided in paragraph (b) of this Article IX, as soon as practicable following the Participant's severance of employment.

               (3) Notwithstanding the provisions of subparagraphs (1) and (2):


                    (A) Any distribution paid to a Participant (or, in the case of a death benefit, to his beneficiary or beneficiaries) pursuant to subparagraph (1) or (2) shall commence not later than the earlier of:

                         (i) the 60th day after the last day of the Plan Year in
                    which the Participant's employment is terminated or, if later, in which occurs the Participant's Normal Retirement Date, or in the case of a retirement benefit, such later date as the Participant may request; or

                         (ii) a. for calendar years beginning before January 1, 1997, he reaches age 70 1/2 (except that a Participant who is still employed after December 31, 1996 may elect to defer all further distributions under this section until after his retirement), or

                               b. for calendar years beginning after
                         December 31, 1997, he attains age 70 1/2 or retires, whichever is later; provided, however, that an Employee who is a 5% owner (as defined in Section 416 of the Code) shall begin receiving payment of his retirement benefit no later than the April 1 after the end of the calendar year in which he attains age 70 1/2, even if he has not actually retired from the employ of his Employer at that time.


                                      32.

               Notwithstanding the foregoing, nothing contained herein shall affect a Participant's right to begin receiving his benefit in accordance with the minimum distribution requirements under
               Section 401(a)(9) of the Code.

                    (B) No distribution shall be made of the benefit to which a
               Participant is entitled under paragraph (a), (b) or (c) of
               Article VIII prior to his Normal Retirement Date unless the value of his benefit does not exceed $5,000 (or, for Plan Years beginning before March 1, 1998, $3,500), or unless the Participant consents to the distribution. In the event that a Participant does not consent to a distribution of a benefit in excess of $5,000 (or, for Plan Years beginning before March 1, 1998, $3,500) to which he is entitled under paragraph (a), (b) or
               (c) of Article VIII, the amount of his benefit shall begin to be paid to the Participant not later than sixty (60) days after the last day of the Plan Year in which the Participant reaches his Normal Retirement Date, or in the case of a retirement benefit, such later date as the Participant may request.

         (b) MANNER OF PAYMENT.

               (1) Solely with respect to the retirement benefit provided under paragraph (a) of Article VIII, the manner of payment shall be determined by the Participant. The options are:

                    (A) Option A - Such amount shall be paid or applied in
               annual installments as nearly equal as practicable; provided, however, that no annual payment shall be less than $100; and provided, further, that the Participant may elect to accelerate the payment of any part or all of the unpaid installments or to provide that the unpaid balance shall be used for the benefit of the Participant under Option B. In the event this option is selected, the portion of the account of a Participant that is not needed to make annual payments during the then current Plan Year shall remain a part of the Trust Fund under Article VII and shall participate in the net increase or net decrease in the value of said Trust Fund as provided therein. In no event shall payments under this Option A extend beyond the life expectancy of the Participant or the joint life expectancy of the Participant and his designated beneficiary. If the Participant dies before receiving the entire amount payable to him, the balance shall be paid in a lump sum to his designated beneficiary as specified in paragraph (d) of Article VIII.

                    (B) Option B - Such amount shall be paid in a lump sum.

               (2) With respect to all benefits other than a retirement benefit, the benefit shall be paid in a lump sum.

               (3) The Participant (or his spouse) shall be permitted to elect whether life expectancies will be recalculated for purposes of distributions hereunder. Such election must be made by the Participant (or his spouse) no later than the date that distributions are required to commence pursuant to Section 401(a)(9) of the Code. If the Participant (or his spouse) fails to make such election, life expectancies shall not be recalculated.

                                      33.

               (4) Notwithstanding the foregoing, payments under any of the options described in this paragraph shall satisfy the incidental death benefit requirements and all other applicable provisions of Section 401(a)(9) of the Code, the regulations issued thereunder (including Prop. Reg. Section 1.401(a)(9)-2), and such other rules thereunder as may be prescribed by the Commissioner.

         (c) LUMP SUM PAYMENT. Notwithstanding the provisions of paragraphs (a) and (b) of this Article IX, any benefit provided under this Plan that is not more than $5,000 (or, for Plan Years beginning before March 1, 1998, $3,500) shall be paid in the form of a lump sum.

         (d) PERIODIC ADJUSTMENTS. To the extent the balance of a Participant's Account has not been distributed and remains in the Plan as of a Valuation Date and notwithstanding anything contained in the Plan to the contrary, the value of such remaining balance shall be subject to adjustment pursuant to the provisions of Article VII.

         (e) DISTRIBUTION ELECTIONS BEFORE JANUARY 1, 1984. To the extent permitted by the Code and other applicable law, the provisions of this Article IX shall not apply to the distribution of any portion of the balance of a Participant's Account that is subject to a designation made by the Participant prior to January 1, 1984, if such designation was accepted by the Plan Administrator and met the requirements of applicable law on December 31, 1983.

         (f) DIRECT ROLLOVER DISTRIBUTIONS. Notwithstanding any provision of this Plan to the contrary that would otherwise limit a Distributee's election under this Article IX, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have all or any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. In the event that a Distributee elects to have only a portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan, the portion must not be less than $500 (adjusted under such regulations as may be issued from time to time by the Secretary of the Treasury).


                                    ARTICLE X

                             DESIGNATED INVESTMENTS

         (a) SELECTION OF INVESTMENT FUNDS. The Plan Administrator shall select four or more mutual funds to be available to Participants for the investment of their Accounts. The available funds shall include at least one fund meeting the description below for Fund A, at least one fund meeting the description below for Fund B, at least one fund meeting the description below for Fund C, and at least one fund meeting the description below for Fund D:

               (1) Fund A - a money market fund or short-term income fund, which shall consist of commercial paper, U.S. Government or federal agency obligations, short term corporate obligations, bank certificates of deposit and/or other types of similar short maturity investments;


                                      34.

               (2) Fund B - an income fund, which fund may consist of United States treasury and agency bonds, notes and bills, corporate bonds, fixed rate annuity contracts (provided, however, that no such annuity contract shall be deemed to permit any Participant to receive any benefit under this Plan in the form of a life annuity), mortgages, savings accounts or comparable investments;

               (3) Fund C - an equity fund, which shall consist of common stock and other equity investments;

               (4) Fund D - an international fund, which shall consist of equity securities and/or fixed income securities issued outside of the United States.

In addition to the foregoing mutual and collective fund offerings, each Participant shall also be given an election to designate that all or a portion of the funds in his Accounts are to be invested in an employer stock fund, which shall invest primarily in the Company's common stock; provided, however, that the Agreement of Trust that provides for custody of such fund shall permit the Trustee thereof to invest such funds, or any part thereof, in other investments. Notwithstanding the foregoing, no Participant may direct an investment in the employer stock fund with respect to amounts previously allocated to his Accounts at the time of the direction, and, with respect to future contributions, no Participant may direct more than 10% of such future contributions be invested in the employer stock fund.

         (b) ELECTION PROCEDURE. The election described in paragraph (a) shall be made in writing on such forms as may be approved by the Plan Administrator, with the Participant designating the percentage of the funds held in his Accounts that are to be allocated to the various fund offerings; provided, however, that:

               (1) such designation shall be in increments of 1% only; and

               (2) the percentage to be allocated to the various fund offerings shall be the same for each Account of a Participant.

Funds in a Participant's accounts that are not specifically elected to be invested in the fund offerings (including those situations where a Participant fails to make any election at all) shall be invested by the Trustee in accordance with the general provisions of Article V of the Agreement and Declaration of Trust.


                                   ARTICLE XI

                             IN-SERVICE WITHDRAWALS

         (a) HARDSHIP WITHDRAWALS.

               (1) If a Participant incurs a Hardship, such Participant may apply to the Administrator for the withdrawal of a portion of the vested balance in his Accounts not in


                                      35.

          excess of the amount of such Hardship; provided, however, that in the case of his Employee Contribution Account, withdrawals may not exceed the actual contributions thereto, less previous distributions. The Administrator shall determine whether an immediate and heavy financial need exists and the amount necessary to meet the need (which amount may include the amount necessary to pay income taxes and penalties reasonably anticipated to result from the withdrawal), or the lesser amount, if any, to be distributed to such Participant, in a uniform and nondiscriminatory manner.

               (2) An immediate and heavy financial need shall be deemed to include

                    (A) expenses of medical care (as defined in Section 213(d)
               of the Code) incurred by the Participant or his spouse or other dependents (as defined in Section 152 of the Code) or necessary for such persons to obtain such medical care,

                    (B) payments (other than mortgage payments) directly related to the purchase of the Participant's principal residence,

                    (C) payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant or his spouse, children or other dependents,

                    (D) payments necessary to prevent the eviction of the
               Participant from his principal residence or the foreclosure on the mortgage of such residence, or

                    (E) such other events as may be prescribed by the
               Commissioner of the Internal Revenue Service in revenue rulings, notices and other documents of general applicability.

          A financial need shall not fail to qualify as immediate and heavy merely because such need was reasonably foreseeable or voluntarily incurred by the Participant.

               (3) A distribution of elective contributions will be deemed necessary to satisfy the financial need of a Participant if

                    (A) the distribution is not in excess of the amount of the immediate and heavy financial need of the employee (including any amount necessary to pay income taxes and penalties reasonably anticipated to result from the distribution);

                    (B) the Participant has obtained all distributions, other
               than hardship distributions, and all nontaxable loans currently available under all plans maintained by an Employer;

                    (C) the Participant's elective contributions to the Plan or any other qualified or nonqualified plans of deferred compensation maintained by an Employer are suspended and he is not permitted to make further elective contributions to the Plan or any other plan maintained by an Employer for the Participant's taxable year

                                      36.

               immediately following the taxable year of the hardship distribution in excess of the applicable limit under Section 402(g) of the Code for such next taxable year less the amount of such Participant's elective contributions for the taxable year of the hardship distribution; and

                    (D) the Participant's elective contributions to the Plan or any other plan maintained by an Employer are suspended and he is not permitted to make further elective contributions until the day following the expiration of 12 months from the date of such distribution; and

               (4) Any Participant who withdraws an amount pursuant to subparagraph (1) shall be subject to the limitations of paragraphs
          (a)(1)(A)(ii) and (a)(6) of Article VI.

         (b) WITHDRAWALS AFTER AGE 59 1/2. Upon reaching age 59 1/2, a Participant may apply to the Administrator for the withdrawal of his Elective Contribution Account in a lump sum. The Administrator shall establish uniform and nondiscriminatory rules and procedures regarding the distribution of benefits pursuant to this paragraph. The Administrator shall direct the Trustee to distribute to a Participant who has applied for such a withdrawal the amount held in his Elective Contribution Account.


                                   ARTICLE XII

                              LOANS TO PARTICIPANTS

         (a) AVAILABILITY OF LOANS.

               (1) The Plan Administrator, in accordance with its uniform nondiscriminatory policy, may direct the Trustee, upon application of a Participant who is actively employed by an Employer, to make a loan to such Participant out of his Accounts as a designated investment by such Participant.

               (2) Unless otherwise directed by the Administrator, Merrill Lynch shall act as agent of the Administrator for purposes of the loan program and shall be authorized to coordinate the loan program set forth herein on behalf of the Administrator. Applications shall be submitted to such person on forms obtained from such person.

               (3) The amount advanced, when added to the outstanding balance of all other loans to the Participant from this Plan or any other qualified retirement plan adopted by the Participant's Employer or an Affiliate, may not exceed the lesser of:

                    (A) $50,000, reduced by the excess, if any, of:

                        (i) the Participant's highest aggregate outstanding
                    balance of all loans from the Plan (or any other qualified retirement plan adopted by the


                                      37.

                    Participant's Employer or an Affiliate) during the one (1) year period ending on the day before the date on which the loan is made, over

                        (ii) the aggregate outstanding balance of all loans
                    from the Plan (or any other qualified retirement plan adopted by the Participant's Employer or an Affiliate) on the date on which the loan is made; or

                    (B) 50% of the vested aggregate balances of the
               Participant's Accounts.

               (4) The minimum amount that may be borrowed by the Participant shall be $500.

               (5) A Participant may have only one loan outstanding at any one time; and a Participant may obtain only one loan in any one twelve-month period.

               (6) Notwithstanding the foregoing, no Participant shall be entitled to borrow an amount that the Plan Administrator determines could not be adequately secured by the portion of such Participant's Accounts that is permitted to be held as security pursuant to applicable Department of Labor Regulations.

               (7) Each loan shall be secured by 50% of the vested interest of the Participant in his Accounts. The Administrator shall not accept any other form of security.

         (b) TIME AND MANNER OF REPAYMENT. Any loan made under this Article shall be repayable to the Trust at such times and in such manner as may be provided by the Administrator, subject to the following limitations:

               (1) The Administrator may, but is not obligated to, require each Participant to agree to have each required loan payment deducted from his pay and remitted to the Trustee.

               (2) Each loan shall bear interest at a reasonable rate and shall provide for substantially level amortization of principal and interest no less frequently than quarterly. The interest rate charged shall be comparable to the rate charged by commercial lending institutions in the region in which the Employer is located for comparable loans as determined by the Plan Administrator at the time the loan is approved.

               (3) Each loan shall be repaid within a specified period of time. Such period shall not exceed (5) years, unless the loan is used to acquire the principal residence of the Participant.

         (c) REPAYMENT UPON DISTRIBUTION. If, at the time benefits are to be distributed (or to commence being distributed) to a Participant upon his retirement, death, disability or separation from service, there remains any unpaid balance of a loan hereunder, such unpaid balance shall, to the extent consistent with Department of Labor regulations, become immediately due and payable in full. Whether or not there is a default pursuant to paragraph (d) of this Article XII, such unpaid balance, together with any accrued but unpaid interest on the loan, shall be deducted from such Participant's


                                      38.

Accounts before any distribution is made. Except as may be required in order to comply (in a manner consistent with continued qualification of the Plan under Section 401(a) of the Code) with Department of Labor regulations, no loans shall be made or remain outstanding with respect to a Participant under this Article XII after the time distributions to the Participant are to be paid or commence.

         (d) DEFAULT. In the event of default, the Trustee, at the direction of the Administrator, may proceed to collect said loan with any legal remedy available, including reducing the amount of any distribution permitted under Articles VIII and IX by the amount of any such loan that may be due and owing as of the date of distribution or any other action that may be permitted by law. "Events of Default" shall include any failure to make a payment of principal or interest attributable to the loan when due; failure to perform or to comply with any obligations imposed by any agreement executed by the Borrower securing his loan obligation; and any other conditions or requirements set forth within a promissory note or security agreement that may be required in order to ensure that the terms of the loan are consistent with commercially reasonable practices. Failure to make any installment payment when due in accordance with the terms of the loan results in a deemed distribution at the time of such failure (or, if later, the last day of any grace period permitted by the Plan Administrator). However, in no event shall the Plan Administrator apply the defaulting Participant's Accounts to satisfy his repayment obligation, unless the amount so applied otherwise could be distributed in accordance with the terms of the Plan, the Code and any applicable Treasury Regulations.


                                  ARTICLE XIII

                                   TRUST FUND

         The Trust Fund shall be held by Philip R. Albright and Patrick McDonnell, as Trustees, or by a successor trustee or trustees, for use in accordance with the Plan under the Agreement and Declaration of Trust. The Agreement and Declaration of Trust may from time to time be amended in the manner therein provided. Similarly, the Trustee(s) may be changed from time to time in the manner provided in the Agreement and Declaration of Trust.


                                   ARTICLE XIV

            EXPENSES OF ADMINISTRATION OF THE PLAN AND THE TRUST FUND

         The Company shall bear all expenses of implementing this Plan and the Trust. For its services, any corporate trustee shall be entitled to receive reasonable compensation in accordance with its rate schedule in effect from time to time for the handling of a retirement trust. Any individual Trustee shall be entitled to such compensation as shall be arranged between the Company and the Trustee by separate instrument; provided, however, that no person who is already receiving full-time pay from any Employer or any Affiliate shall receive compensation from the Trust Fund (except for the reimbursement of expenses properly and actually incurred). The Company may pay all expenses of the administration of the Trust Fund, including the Trustee's compensation, the compensation of any investment manager, the expense incurred by the Plan Administrator in discharging its duties, all income or other taxes of any kind whatsoever that may be levied or assessed under existing or future


                                      39.

laws upon or in respect of the Trust Fund, and any interest that may be payable on money borrowed by the Trustee for the purpose of the Trust and any Employer may pay such expenses as relate to Participants employed by such Employer. Any such payment by the Company or an Employer shall not be deemed a contribution to this Plan. Such expenses shall be paid out of the assets of the Trust Fund unless paid or provided for by the Company or another Employer. Notwithstanding anything contained herein to the contrary, no excise tax or other liability imposed upon the Trustee, the Plan Administrator or any other person for failure to comply with the provisions of any federal law shall be subject to payment or reimbursement from the assets of the Trust.


                                   ARTICLE XV

                            AMENDMENT AND TERMINATION

         (a) RESTRICTIONS ON AMENDMENT AND TERMINATION OF THE PLAN. It is the present intention of the Company to maintain the Plan set forth herein indefinitely. Nevertheless, the Company specifically reserves to itself the right at any time and from time to time to amend or terminate this Plan in whole or in part; provided, however, that no such amendment:

               (1) shall have the effect of vesting in any Employer, directly or indirectly, any interest, ownership or control in any of the present or subsequent funds held subject to the terms of the Trust;

               (2) shall cause or permit any property held subject to the terms of the Trust to be diverted to purposes other than the exclusive benefit of the Participants and their beneficiaries or for the administrative expenses of the Plan Administrator and the Trust;

               (3) shall reduce any vested interest of a Participant on the later of the date the amendment is adopted or the date the amendment is effective, except as permitted by law;

               (4) shall reduce the Accounts of any Participant;

               (5) shall amend any vesting schedule with respect to any Participant who has at least three Years of Service at the end of the election period described below, except as permitted by law, unless each such Participant shall have the right to elect to have the vesting schedule in effect prior to such amendment apply with respect to him, such election, if any, to be made during the period beginning not later than the date the amendment is adopted and ending no earlier than sixty (60) days after the latest of the date the amendment is adopted, the amendment becomes effective or the Participant is issued written notice of the amendment by his Employer or the Plan Administrator; or

               (6) shall increase the duties or liabilities of the Trustee without its written consent.

         (b) AMENDMENT OF PLAN. Subject to the limitations stated in paragraph
(a), the Company shall have the power to amend this Plan in any manner that it deems desirable, and, not in limitation but in amplification of the foregoing, it shall have the right to change or modify the method of


                                      40.

allocation of contributions hereunder, to change any provision relating to the administration of this Plan and to change any provision relating to the distribution or payment, or both, of any of the assets of the Trust.

         (c) TERMINATION OF PLAN. Any Employer, in its sole and absolute discretion, may permanently discontinue making contributions under this Plan or may terminate this Plan and the Trust (with respect to all Employers if it is the Company, or with respect to itself alone if it is an Employer other than the Company), completely or partially, at any time without any liability whatsoever for such permanent discontinuance or complete or partial termination. In any of such events, the affected Participants, notwithstanding any other provisions of this Plan, shall have fully vested interests in the amounts credited to their respective Accounts at the time of such complete or partial termination of this Plan and the Trust or permanent discontinuance of contributions. All such vested interests shall be nonforfeitable.

         (d) METHOD OF DISCONTINUANCE. In the event an Employer decides to permanently discontinue making contributions, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. All of the assets in the Trust Fund belonging to the affected Participants on the date of discontinuance specified in such resolutions shall, aside from becoming fully vested as provided in paragraph (c), be held, administered and distributed by the Trustee in the manner provided under this Plan. In the event of a permanent discontinuance of contributions without such formal documentation, full vesting of the interests of the affected Participants in the amounts credited to their respective Accounts will occur on the last day of the year in which a substantial contribution is made to the Trust.

         (e) METHOD OF TERMINATION.

               (1) In the event an Employer decides to terminate this Plan and the Trust, such decision shall be evidenced by an appropriate resolution of its Board and a certified copy of such resolution shall be delivered to the Plan Administrator and the Trustee. After payment of all expenses and proportional adjustments of individual accounts to reflect such expenses and other changes in the value of the Trust Fund as of the date of termination, each affected Participant or the beneficiary of any such Participant shall be entitled to receive, in a lump sum, any amount then credited to his Accounts.

               (2) At the election of the Participant, the Plan Administrator may transfer the amount of any Participant's distribution under this paragraph (e) to the trustee of another qualified plan or the trustee of an individual retirement account or individual retirement annuity instead of distributing such amount to the Participant. Any such election by a Participant shall be in writing and filed with the Plan Administrator.


                                      41.

                                   ARTICLE XVI

                                  MISCELLANEOUS

         (a) MERGER OR CONSOLIDATION. This Plan and the Trust may not be merged or consolidated with, and the assets or liabilities of this Plan and the Trust may not be transferred to, any other plan or trust unless each Participant would receive a benefit immediately after the merger, consolidation or transfer, if the plan and trust then terminated, that is equal to or greater than the benefit the Participant would have received immediately before the merger, consolidation or transfer if this Plan and the Trust had then terminated.

         (b) ALIENATION.

               (1) Except as provided in subparagraph (2), no Participant or beneficiary of a Participant shall have any right to assign, transfer, appropriate, encumber, commute, anticipate or otherwise alienate his interest in this Plan or the Trust or any payments to be made thereunder; no benefits, payments, rights or interests of a Participant or beneficiary of a Participant of any kind or nature shall be in any way subject to legal process to levy upon, garnish or attach the same for payment of any claim against the Participant or beneficiary of a Participant; and no Participant or beneficiary of a Participant shall have any right of any kind whatsoever with respect to the Trust, or any estate or interest therein, or with respect to any other property or right, other than the right to receive such distributions as are lawfully made out of the Trust, as and when the same respectively are due and payable under the terms of this Plan and the Trust.

               (2) Notwithstanding the provisions of subparagraph (1), the Plan Administrator shall direct the Trustee to make payments pursuant to a Qualified Domestic Relations Order as defined in Section 414(p) of the Code. The Plan Administrator shall establish procedures consistent with Section 414(p) of the Code to determine if any order received by the Plan Administrator or any other fiduciary of the Plan is a Qualified Domestic Relations Order.

         (c) GOVERNING LAW. This Plan shall be administered, construed and enforced according to the laws of the State of Florida, except to the extent such laws have been expressly preempted by federal law.

         (d) VETERANS' REEMPLOYMENT RIGHTS. Notwithstanding any provision of this Plan to the contrary, effective as of December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         (e) ACTION BY EMPLOYER. Whenever the Company or another Employer under the terms of this Plan is permitted or required to do or perform any act, it shall be done and performed by the Board of Directors of the Company or such other Employer and shall be evidenced by proper resolution of such Board of Directors certified by the Secretary or Assistant Secretary of the Company or such other Employer.


                                      42.

         (f) ALTERNATIVE ACTIONS. In the event it becomes impossible for the Company, another Employer, the Plan Administrator or the Trustee to perform any act required by this Plan, then the Company, such other Employer, the Plan Administrator or the Trustee, as the case may be, may perform such alternative act that most nearly carries out the intent and purpose of this Plan.

         (g) GENDER. Throughout this Plan, and whenever appropriate, the masculine gender shall be deemed to include the feminine and neuter; the singular, the plural; and vice versa.


                                      43.